                                                                   Exhibit 10.19

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406

**** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
     REQUEST FILED SEPARATELY WITH THE COMMISSION

(SUNCHEMICAL LOGO)                                      SUN CHEMICAL INK (GPI)
                                                        Sun Chemical Corporation
                                                        1879 Commerce Park East
                                                        Lancaster PA 17601
                                                        717 393 8330
                                                        717 392 8395 Fax

                                    CUSTOMER
                              SUPPLY AND EQUIPMENT
                                   AGREEMENT

THIS AGREEMENT is entered into effective March 1, 2004 between SUN CHEMICAL CORPORATION ("SUN CHEMICAL"), with offices at 135 West Lake St., Northlake, IL 60164; and Network Communications ("CUSTOMER"), with offices at 2305 Newpoint Parkway.

1. PRODUCT SUPPLY

CUSTOMER agrees to purchase from SUN CHEMICAL **** of the products set forth on Appendix A, attached hereto or in total ink or coating purchases (the "PRODUCTS") for the term of this Agreement.

2. TERM

This Agreement shall continue through April 30, 2007. Thereafter, it may be extended upon the mutual written agreement of the parties

3. PRICING

Initial pricing will be as set forth in Appendix A and will not change during the first year of this Agreement. Thereafter, SUN CHEMICAL may increase its prices upon thirty (30) days' written notice. Network Communications Inc reserves the right to terminate this agreement if Sun Chemical is not price competitive, without further liability except for payment for products used. A **** discount will be paid annually to Network Communications throughout the life of this contract. The first pay out will occur in January of 2005.

4. PAYMENT TERMS

Payment terms for the duration of this agreement will be net thirty 30 days from date of invoice. Payments not made according to these terms will bear interest from the date due at the lesser of (i) one percent (1%) per month or (ii) the maximum rate then legally permissible, until paid.

                           http://www.sunchemical.com

(SUNCHEMICAL LOGO)                                      SUN CHEMICAL INK (GPI)
                                                        Sun Chemical Corporation
                                                        1879 Commerce Park East
                                                        Lancaster PA 17601
                                                        717 393 8330
                                                        717 392 8395 Fax

5. VALUE SERVICES

Please see appendix B

6. LIMITED WARRANTY/LIMITATION ON LIABILITY

The PRODUCTS sold hereunder are warranted to be free from defects in material and workmanship and to comply with SUN CHEMICAL's written specifications. EQUIPMENT is provided subject to the manufacturer's standard warranty. SUN CHEMICAL DISCLAIMS ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR USE OR PURPOSE. SUN CHEMICAL's sole obligation on account of breach of the foregoing warranty is to promptly replace or correct defective product at its expense or, at its option, to refund the purchase price thereof.

IN NO EVENT SHALL SUN CHEMICAL BE LIABLE FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT, CONSEQUENTIAL OR INCIDENTAL, ARISING OUT OF THE USE OF, OR THE INABILITY TO USE, PRODUCTS SOLD OR EQUIPMENT PROVIDED HEREUNDER, WHETHER SUCH DAMAGE RESULTS FROM BREACH OR WARRANTY, NEGLIGENCE OR ANY OTHER CAUSE AND WHETHER OR NOT SUN CHEMICAL KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE.

Any EQUIPMENT of a third party shall be subject to such third party's warranty and CUSTOMER shall look only to such third party for claims and SUN CHEMICAL shall have no obligation or liability with respect thereto.

7. CONFIDENTIALITY

This Agreement, its subject matter and any and all information disclosed by one party to the other hereunder shall be considered confidential and shall not be disclosed or used for any unauthorized purpose by the receiving party; provided, however, that the foregoing prohibition shall not pertain to information which
(a) is or hereafter enters the public domain through no fault of the receiving party, (b) was previously known or independently developed by the receiving party without resort to the confidential information (as shown by written documentation), (c) is disclosed to the receiving party by a third party having the right to do so, or (d) is required to be disclosed pursuant to governmental or judicial order (in which case the receiving party shall give disclosing party sufficient notice to challenge such disclosure).

It is agreed that the parties shall maintain the terms and conditions of this Agreement, the pricing hereunder, and any technical information exchanged hereunder as strictly confidential and shall not disclose them to any third party; provided, however, that Sun Chemical shall be permitted to disclose and provide this Agreement to any person or entity

(SUNCHEMICAL LOGO)                                      SUN CHEMICAL INK (GPI)
                                                        Sun Chemical Corporation
                                                        1879 Commerce Park East
                                                        Lancaster PA 17601
                                                        717 393 8330
                                                        717 392 8395 Fax

to whom they assign or pledge this Agreement and/or the receivables created hereby in connection with any financing, sale of such receivables or similar arrangement.

8. TERMINATION

Either party may terminate this Agreement immediately upon giving written notice in the event the other party (a) is subject to any proceeding for bankruptcy, insolvency, trusteeship, dissolution, liquidation or winding up of affairs, (b) ceases or threatens to cease to carry on its business, or (c) makes any assignment for the benefit of creditors.

In addition, either party may terminate this Agreement by giving written notice of a breach of any material obligation hereunder, which breach is not cured within thirty (30) days of such notice.

9. GENERAL TERMS AND CONDITIONS

Amendments. No modifications of any of the provisions of this Agreement shall be binding upon the parties unless made in writing and signed by a duly authorized representative of each party.

Assignment. The rights and obligations under this Agreement shall not be assigned, in whole or in part, by either party without the prior written consent of the other.

Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of [Georgia Jurisdiction] (without giving effect to its choice of laws provisions).

Notices. All notices required or permitted herewith shall be in writing and shall be deemed duly given when personally delivered or sent by registered or certified mail, return by letter as aforesaid, or by confirmed facsimile to the addresses set forth at the beginning of this Agreement, or to such other address as either party may hereafter designate in writing by like notice.

Force Majeure. Neither party shall be liable for delay or failure in the performance of the obligations contained in this Agreement, other than for payment of money due, arising solely from any extraordinary causes beyond the control of the party concerned.

Entire Agreement. This Agreement (together with any attachment incorporated herein) constitutes the entire understanding between the parties with respect to the subject matter hereof, superseding all other understandings relating thereto.

(SUNCHEMICAL LOGO)                                      SUN CHEMICAL INK (GPI)
                                                        Sun Chemical Corporation
                                                        1879 Commerce Park East
                                                        Lancaster PA 17601
                                                        717 393 8330
                                                        717 392 8395 Fax

IN WITNESS WHEREOF, the parties have executed this Agreement through their duly authorized representatives as of the date first written above.

SUN CHEMICAL CORPORATION                NETWORK COMMUNICATIONS


BY: /s/ Kenneth Aiken                   BY: /s/ Gerard Parker
    ---------------------------------       ------------------------------------
Title: Sales                            Title: Chief Financial Officer
Date: 6-2-04                            Date: 3-31-04

(SUNCHEMICAL LOGO)                                      SUN CHEMICAL INK (GPI)
                                                        Sun Chemical Corporation
                                                        1879 Commerce Park East
                                                        Lancaster PA 17601
                                                        717 393 8330
                                                        717 392 8395 Fax

                                   APPENDIX A
                           NETWORK COMMUNICATIONS INC
                                    MARCH, 04

                                   WEB HEATSET

FORMULA NUMBER        DESCRIPTION       CONTAINER   PRICE
--------------        -----------       ---------   -----
NS91439          WOHS Process Black        Tote      ****
NS91445          WOHS Process Cyan         Tote      ****
NS91454          WOHS Process Magenta      Tote      ****
NS91462T         WOHS Process Yellow       Tote      ****
                                                     ----
                                                     ****

A 3% discount will be paid annually on the above pricing.

(SUNCHEMICAL LOGO)                                      SUN CHEMICAL INK (GPI)
                                                        Sun Chemical Corporation
                                                        1879 Commerce Park East
                                                        Lancaster PA 17601
                                                        717 393 8330
                                                        717 392 8395 Fax

                                   APPENDIX B

Below are the Value Services Sun Chemical will provide Network Communications

     1. PRESSROOM AUDITS

     On a quarterly basis, Sun Chemical's Senior WOHS Technical Specialist will perform pressroom audits. Each press at Network will be audited in the following areas, Vibraters, Web Temperature, Fountain Solution Systems, Chill Roll Systems, and over all production. A written report and a personnel interview will take place with Network's pressroom personnel. Both Sun Chemical and Network will seek to identify Continuous Improvement Programs to initiate. The next Audit will take place in April of 2004.

     2. PRINT ANALYSES

     On a quarterly basis, Sun Chemical will perform a print analysis on printed jobs that contain color bars at Network. Dot gains, print contrast, trap quality and solid density will be reviewed and commented on in report form.

     3. TRAINING

     Sun Chemical's training modules will be reviewed. The appropriate modules will be presented to Network's personnel

     4. CONTINUOUS IMPROVEMENT

     The above information will be used in the attempt to identify Continuous Improvement programs. Sun Chemical will strive to lower the total cost to print at Network.